Eaton Vance Information Age Fund


                            Supplement to Prospectus
                              dated January 1, 2001





Effective October 1, 2001, Martha Locke will serve as portfolio manager with Jacob Rees-Mogg of the Information Age Portfolio. Ms. Locke has been a Vice President of Eaton Vance and BMR since October 1997 working as an equity analyst. Prior thereto, Ms. Locke was a senior equity analyst at State Street Bank and Trust Company.




September 27, 2001                                         1/1COMBPS2